Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

Class A

Supplement dated March 3, 2010, to the Prospectus dated March 1, 2010.

This supplement contains important information about the above referenced Fund.

Effective immediately, the following information replaces current information on page 123:

SCR030/P201SP